UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 2, 2006

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 — 30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

(952) 930-6000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Service Agreement and Statement of Work
Summary of Director Compensation
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     The information in paragraphs 4 and 8 under Item 5.02 regarding the compensation for the newly-appointed chief financial officer and directors is incorporated herein by reference.
Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Resignation of Chief Financial Officer
     On August 2, 2006, Carmen L. Diersen, Executive Vice President, Chief Financial Officer and Corporate Secretary of American Medical Systems Holdings, Inc. notified the Company that she was resigning, effective September 4, 2006, in order to join an early stage medical device company focusing on the orthopedic market.
Appointment of Chief Financial Officer
     On August 4, 2006, the Company’s Board of Directors appointed Jill Burchill to the position of Chief Financial Officer to serve on an interim basis while the Company conducts a search for a permanent Chief Financial Officer. Ms. Burchill’s engagement with AMS will begin on August 14th, and she will assume the role of Chief Financial Officer upon Ms. Diersen’s departure.
     Jill D. Burchill, age 52, has been a Financial Executive Consultant for Salo, LLC, a Minneapolis-based executive consulting firm, since September 2003. Ms. Burchill has over 25 years of experience as a financial professional in senior management positions in domestic and international businesses. Ms. Burchill served as the interim Corporate Controller for the Company during fiscal years 2003 and 2004. Prior to her role at Salo, she was the Director, Financial Operations at Nuclear Management Company from November 2001 to July 2003. From 1999 to 2001, she was the Vice President & Chief Financial Officer for Sheldahl, Inc. She served as Vice President & Chief Financial Officer for Angeion, Corp. from November 1998 to March 1999. In November 1995, she became Chief Financial Officer for Imation Corp. and served until April 1998. Prior to this, she served in various financial management positions at 3M Corporation for over 16 years.
     The Company entered into a Services Agreement and Statement of Work with Salo, LLC on August 8, 2006 memorializing the terms by which Salo will provide Jill Burchill’s services as the Company’s Chief Financial Officer. Pursuant to the agreement, the Company will pay Salo for Ms. Burchill’s engagement at an hourly rate of $225 and an hourly rate of $275 for overtime. The agreement is terminable by either party upon thirty days’ written notice. The description set forth above is qualified in its entirety by reference to the Services Agreement and Statement of Work, which is filed herewith as Exhibit 10.1 to this Form 8-K.
Election of Directors
     On August 4, 2006, the Board of Directors also elected Robert McLellan, M.D. to the Board of Directors to serve until the 2007 annual meeting of stockholders and elected D. Verne Sharma to the Board of Directors to serve until the 2008 annual meeting of stockholders. The Company now has eight directors, seven of whom are independent. Dr. McLellan and Mr. Sharma have not been appointed to any Board committees, nor is there any current expectation regarding committee appointments for either of them as of the date of this report.

     D. Verne Sharma, age 56, is a senior executive at Southeast Fuels, Inc., a company specializing in energy products marketing. He is also the principal of DVS Consulting, a California based management consulting business started in August 2003 serving medical device companies. From 2000 to 2003, he was the President and Chief Executive Officer and served on the Board of Directors of CLEAR Centers of America/Calhoun Vision, Inc., a vision services and technology company. Mr. Sharma also served as the President and Chief Operating Officer of Summit Technology Inc., a company developing medical devices for eye surgery from 1996 to 2000.
     Robert McLellan, M.D., age 52, is Chairman of the Department of Gynecology and Director of Gynecologic Oncology Service at the Lahey Clinic Foundation, Inc. in Burlington, Massachusetts. He is also a Clinical Professor of Obstetrics and Gynecology at the Boston University School of Medicine. Previously, Dr. McLellan served on the Board of Trustees and the Board of Governors of the Lahey Clinic Foundation, Inc. Dr. McLellan has an extensive pelvic surgery practice with a focus on gynecologic malignancies. He has served as a consultant and on advisory groups to a number of surgical device manufacturing companies including AMS, ValleyLab, U.S. Surgical, and Medispectra.
     In connection with the election of Robert McLellan, M.D. and D. Verne Sharma to the Board of Directors, Dr. McLellan and Mr. Sharma were each granted a nonqualified stock option to purchase 40,000 shares of the Company’s common stock at an exercise price of $17.86 (equal to the fair market value of a share of common stock on the date of grant) that vests over a three-year period from the date of grant, as long as the non-employee director continues to serve on the board, and becomes immediately exercisable in full upon a change in control. The options expire seven years from the date of grant. Pursuant to the Company’s independent director compensation program, they will each be paid an annual retainer for serving on the Board in the amount of $40,000 and, to the extent they are later appointed to be a member or chair of any committees, they will be paid under the Company’s independent director compensation schedule.
     The press release announcing Ms. Diersen’s resignation, Ms. Burchill’s appointment, and the election of Dr. McLellan and Mr. Sharma to the Board of Directors has been filed as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
   Not Applicable.
     (b) Pro Forma Financial Information.
   Not Applicable.
     (c) Exhibits.

Exhibit No.	Description
10.1	Services Agreement and Statement of Work, effective August 8, 2006, by and between American Medical Systems Holdings, Inc. and Salo, LLC.

10.2	Summary of Director Compensation.

99.1	American Medical Systems Holdings, Inc. Press Release dated August 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: August 8, 2006	By /s/ Martin J. Emerson
Martin J. Emerson
President and Chief Executive Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Service Agreement and Statement of Work, effective August 8, 2006, by and between American Medical Systems Holdings, Inc. and Salo, LLC.

10.2	Summary of Director Compensation.

99.1	American Medical Systems Holdings, Inc. Press Release dated August 8, 2006.

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